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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                   MAY 3, 2002


                              24/7 REAL MEDIA, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             DELAWARE                   1-14355                13-3995672
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
           INCORPORATION)                                  IDENTIFICATION NO.)


                    1250 BROADWAY, NEW YORK, NEW YORK, 10001
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 231-7100


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      ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On May 3, 2002, the Company completed the sale of certain assets related to its Email management business, including customer contracts, certain intangibles and employee relationships, to 24/7 Mail, Inc., a wholly owned subsidiary of Naviant, Inc. Under the terms of the sale, the purchase price payable by the buyer is up to $4.5 million. The purchase price is comprised of (i) $1 million that was paid in cash at closing; (ii) $1 million in the form of a non interest bearing installment note with $350,000 due in ninety days, $350,000 due in one hundred and eighty days and $300,000 due in two hundred and seventy days from closing;
      (iii) an earn-out payable quarterly over the next 45 months, based on 5% of Net Revenue (as defined in the Asset Purchase Agreement) with minimum payments of $600,000 and a maximum of $2 million. Lastly, pursuant to a $500,000 non interest bearing installment note, half of which is payable on each of April 30, 2004 and April 30, 2005, Naviant has the option either to (i) issue to the Company a number of shares currently comprising 19.9% of 24/7 Mail, Inc., or (ii) pay the Company cash in lieu of the shares. The consideration paid to the Company was determined as a result of arms-length negotiations between the buyer and the Company.

      We expect to file pro forma financial statements on or before May 18, 2002, which will reflect the Company's valuation of the purchase price and any related estimated gain or loss on the transaction.

      The Asset Purchase Agreement dated as of April 30, 2002 between 24/7 Real Media, 24/7 Mail, Inc. and Naviant, Inc. is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

      A press release announcing the transaction was issued on May 2, 2002 and is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
      AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired

         Not applicable

      (b) Unaudited Pro Forma Consolidated Financial Information To be filed on Form 8ka on or before May 18, 2002.

      (c)   Exhibits

            1.1 Asset Purchase agreement by and among Naviant, Inc., 24/7 Mail, Inc., and 24/7 Real Media, Inc dated as of April 30, 2002.

            99.1 Press release

            * Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

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                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                24/7 Real Media, Inc


Date May 3, 2002                                By: /s/ Mark E. Moran
                                                ------------------------
                                                Executive Vice President
                                                and General Counsel